GUARANTY AGREEMENT

THIS GUARANTY AGREEMENT (this “Guaranty”) is made as of November 14, 2008, by and between MDWERKS GLOBAL HOLDINGS, INC., a Florida corporation (“Guarantor”), and DEBT OPPORTUNITY FUND, LLLP, a limited liability limited partnership organized under the laws of the State of Florida (the “Lender”).

RECITALS

A. Guarantor is either a direct or an indirect wholly-owned subsidiary of MDwerks, Inc., a Delaware corporation (“MDwerks”).

B.  Pursuant to a Loan and Securities Purchase Agreement of even date herewith by and between Lender, MDwerks, and Xeni Financial Services, Corp. (together with MDwerks, the “Borrowers”), a Florida corporation (as amended or modified from time to time, the “Loan Agreement”), the Borrowers borrowed up to $10,300,000 from Lender (the “Loan”) evidenced by the issuance of a Senior Secured Promissory Note in the form attached thereto (the “Note”).

C. It is a condition precedent to the Loan that Guarantor execute and deliver to Lender a guaranty in the form hereof. This is one of the Guaranty Agreements referred to in the Loan Agreement.

AGREEMENTS

In consideration of the recitals and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Guarantor hereby agrees with Lender as follows:

ARTICLE I
DEFINITIONS

When used in this Guaranty, capitalized terms shall have the meanings specified in the Loan Agreement, the preamble, the recitals and as follows:

Event of Default. “Event of Default” shall have the meaning specified in the Loan Agreement.

Guaranty. “Guaranty” shall mean this Guaranty, as the same shall be amended from time to time in accordance with the terms hereof.

Law. “Law” shall mean any federal, state, local or other law, rule, regulation or governmental requirement of any kind, and the rules, regulations, interpretations and orders promulgated thereunder.

Obligations. “Obligations” shall mean (a) all obligations under the Note, including, without limitation, all principal, interest, costs, expenses and other amounts now or hereafter due under the Note (including, without limitation, all principal amounts advanced thereunder before, on or after the date hereof) and (b) all debts, liabilities, obligations, covenants and agreements of the Borrowers or Guarantor arising from or contained in the Transaction Documents.

Person. “Person” shall mean and include an individual, partnership, corporation, trust, unincorporated association and any unit, department or agency of government.

ARTICLE II
THE GUARANTY

2.1 The Guaranty. Guarantor, for itself, its successors and assigns, hereby unconditionally and absolutely guarantees to Lender the full and complete payment and performance when due (whether at stated maturity, by acceleration or otherwise) of each of the Obligations. This is a guaranty of payment and performance and not of collection.

2.2 Waivers and Consents.

(a) Guarantor acknowledges that the obligations undertaken herein involve the guaranty of obligations of a Person other than Guarantor and, in full recognition of that fact, Guarantor consents and agrees that Lender may, to the extent permitted under the Transaction Documents, at any time and from time to time, without notice or demand, and without affecting the enforceability or continuing effectiveness hereof: (i) supplement, modify, amend, extend, renew, accelerate or otherwise change the time for payment or the other terms of the Obligations or any part thereof, including without limitation any decrease of the principal amount thereof or the rate(s) of interest thereon; (ii) supplement, modify, amend or waive, or enter into or give any agreement, approval or consent with respect to, the Obligations or any part thereof, or any of the Transaction Documents or any additional security or guaranties, or any condition, covenant, default, remedy, right, representation or term thereof or thereunder; (iii) accept new or additional instruments, documents or agreements in exchange for or relative to any of the Transaction Documents or the Obligations or any part thereof; (iv) accept partial payments on the Obligations; (v) receive and hold additional security or guaranties for the Obligations or any part thereof; (vi) release, reconvey, terminate, waive, abandon, fail to perfect, subordinate, exchange, substitute, transfer and/or enforce any security or guaranties, and apply any security and direct the order or manner of sale thereof as Lender in its sole and absolute discretion may determine; (vii) release any Person from any personal liability with respect to the Obligations or any part thereof; (viii) settle, release on terms satisfactory to Lender or by operation of applicable Law or otherwise, liquidate or enforce any Obligations and any security or guaranty in any manner, consent to the transfer of any security and bid and purchase at any sale; and/or (ix) consent to the merger, change or any other restructuring or termination of the corporate existence of a Borrower or any other Person, and correspondingly restructure the Obligations, and any such merger, change, restructuring or termination shall not affect the liability of Guarantor or the continuing effectiveness hereof, or the enforceability hereof with respect to all or any part of the Obligations.

(b) Upon the occurrence and during the continuance of any Event of Default, Lender may enforce this Guaranty independently of any other remedy, guaranty or security Lender at any time may have or hold in connection with the Obligations, and it shall not be necessary for Lender to marshal assets in favor of a Borrower, any other guarantor of the Obligations or any other Person or to proceed upon or against and/or exhaust any security or remedy before proceeding to enforce this Guaranty. Guarantor expressly waives any right to require Lender, upon the occurrence and during the continuance of an Event of Default, to marshal assets in favor of a Borrower or any other Person or to proceed against a Borrower or any other guarantor of the Obligations or any collateral provided by any Person, and agrees that Lender may proceed against any obligor and/or the collateral in such order as it shall determine in its sole and absolute discretion. Lender may file a separate action or actions against Guarantor, whether action is brought or prosecuted with respect to any security or against any other Person, or whether any other Person is joined in any such action or actions. Guarantor agrees that Lender and Borrowers may deal with each other in connection with the Obligations or otherwise, or alter any contracts or agreements now or hereafter existing between them, in any manner whatsoever, all without in any way altering or affecting the security of this Guaranty.

(c) The rights of Lender hereunder shall be reinstated and revived, and the enforceability of this Guaranty shall continue, with respect to any amount at any time paid on account of the Obligations which thereafter shall be required to be restored or returned by Lender upon the bankruptcy, insolvency or reorganization of any Person, all as though such amount had not been paid. The rights of Lender created or granted herein and the enforceability of this Guaranty shall remain effective at all times to guarantee the full amount of all the Obligations even though the Obligations, including any part thereof or any other security or guaranty therefor, may be or hereafter may become invalid or otherwise unenforceable as against Borrowers or any other guarantor of the Obligations and whether or not any Borrower or any other guarantor of the Obligations shall have any personal liability with respect thereto.

(d) To the extent permitted by applicable law, Guarantor expressly waives any and all defenses now or hereafter arising or asserted by reason of: (i) any disability or other defense of any Borrower or any other guarantor for the Obligations with respect to the Obligations (other than full payment and performance of all of the Obligations); (ii) the unenforceability or invalidity of any security for or guaranty of the Obligations or the lack of perfection or continuing perfection or failure of priority of any security for the Obligations; (iii) the cessation for any cause whatsoever of the liability of any Borrower or any other guarantor of the Obligations (other than by reason of the full payment and performance of all Obligations); (iv) any failure of Lender to marshal assets in favor of any Borrower or any other Person; (v) any failure of Lender to give notice of sale or other disposition of collateral to any Borrower or any other Person liable for the Obligations or any defect in any notice that may be given in connection with any sale or disposition of collateral; (vi) any failure of Lender to comply with applicable Laws in connection with the sale or other disposition of any collateral or other security for any Obligation, including, without limitation, any failure of Lender to conduct a commercially reasonable sale or other disposition of any collateral or other security for any Obligation; (vii) any act or omission of Lender or others that directly or indirectly results in or aids the discharge or release of any Borrower or any other guarantor of the Obligations, or of any security or guaranty therefor by operation of Law or otherwise; (viii) any failure of Lender to file or enforce a claim in any bankruptcy or other proceeding with respect to any Person; (ix) the election by Lender, in any bankruptcy proceeding of any Person, of the application or non-application of Section 1111(b)(2) of the United States Bankruptcy Code; (x) any extension of credit or the grant of any lien under Section 364 of the United States Bankruptcy Code; (xi) any use of collateral under Section 363 of the United States Bankruptcy Code; (xii) any agreement or stipulation with respect to the provision of adequate protection in any bankruptcy proceeding of any Person; (xiii) the avoidance of any lien or security interest in favor of Lender for any reason; (xiv) any bankruptcy, insolvency, reorganization, arrangement, readjustment of debt, liquidation or dissolution proceeding commenced by or against any Person, including without limitation any discharge of, or bar or stay against collecting, all or any of the Obligations (or any interest thereon) in or as a result of any such proceeding; or (xv) any action taken by Lender that is authorized by this Section or any other provision of any Transaction Document. Until all of the Obligations have been paid in full, Guarantor expressly waives all presentments, demands for payment or performance, notices of nonpayment or nonperformance, protests, notices of protest, notices of dishonor and all other notices or demands of any kind or nature whatsoever with respect to the Obligations, and all notices of acceptance of this Guaranty or of the existence, creation or incurrence of new or additional Obligations.

2.3 Condition of Borrowers. Guarantor represents and warrants to Lender that it has established adequate means of obtaining from the Borrowers, on a continuing basis, financial and other information pertaining to the business, operations and condition (financial and otherwise) of any Borrower and its assets and properties. Guarantor hereby expressly waives and relinquishes any duty on the part of Lender (should any such duty exist) to disclose to Guarantor any matter, fact or thing related to the business, operations or condition (financial or otherwise) of any Borrower or its assets or properties, whether now known or hereafter known by Lender during the life of this Guaranty. With respect to any of the Obligations, Lender need not inquire into the powers of any Borrower or agents acting or purporting to act on its behalf, and all Obligations made or created in good faith reliance upon the professed exercise of such powers shall be guaranteed hereby.

2.4 Continuing Guaranty. This is a continuing guaranty and shall remain in full force and effect as to all of the Obligations until all amounts owing by Borrowers to Lender on the Obligations shall have been paid in full.

2.5  Subrogation; Subordination. Guarantor expressly subordinates and postpones any claim for reimbursement, contribution, indemnity or subrogation which Guarantor may have against a Borrower as a guarantor of the Obligations and any other legal or equitable claim against a Borrower arising out of the payment of the Obligations by Guarantor or from the proceeds of any collateral for this Guaranty, until all amounts owing to Lender under the Obligations shall have been paid in full. In furtherance, and not in limitation, of the foregoing waiver, until all amounts owing to Lender under the Obligations shall have been paid in full, Guarantor hereby agrees that no payment by Guarantor pursuant to this Guaranty shall constitute Guarantor a creditor of Borrower. Until all amounts owing to Lender under the Obligations shall have been paid in full, Guarantor shall not seek any reimbursement from any Borrower in respect of payments made by Guarantor in connection with this Guaranty, or in respect of amounts realized by Lender in connection with any collateral for the Obligations, and Guarantor expressly subordinates and postpones any right to enforce any remedy that Lender now has or hereafter may have against any other Person and waives the benefit of, or any right to participate in, any collateral now or hereafter held by Lender. No claim which any Guarantor may have against any other guarantor of any of the Obligations or against any Borrower, to the extent not subordinated and postponed pursuant to this Section, shall be enforced nor any payment accepted until the Obligations are paid in full.

ARTICLE III
REPRESENTATIONS AND WARRANTIES OF GUARANTOR

Guarantor hereby represents and warrants to Lender as follows:

3.1 Authorization. Guarantor is a corporation duly and validly organized and existing under the laws of the State of Florida, has the corporate power to own its owned assets and properties and to carry on its business, and is duly licensed or qualified to do business in all jurisdictions in which failure to do so would have a material adverse effect on its business or financial condition. The making, execution, delivery and performance of this Guaranty, and compliance with its terms, have been duly authorized by all necessary corporate action of Guarantor.

3.2 Enforceability. This Guaranty is the legal, valid and binding obligation of Guarantor, enforceable against Guarantor in accordance with its terms, except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

3.3 Absence of Conflicting Obligations. The making, execution, delivery and performance of this Guaranty, and compliance with its terms, do not violate any existing provision of Law; the articles of incorporation or bylaws of Guarantor; or any material agreement or instrument to which Guarantor is a party or by which it or any of its assets is bound, subject to the consent of Vicis Capital Master Fund being obtained.

3.4 Consideration for Guaranty. Guarantor acknowledges and agrees with Lender that but for the execution and delivery of this Guaranty by Guarantor, Lender would not made the Loan to the Borrowers. Guarantor acknowledges and agrees that the proceeds of the Loan will result in significant benefit to Guarantor, which is either a direct or an indirect wholly-owned subsidiary of MDwerks and or intended beneficiary of such proceeds.

ARTICLE IV
COVENANTS OF THE GUARANTOR

4.1 Actions by Guarantor. Guarantor shall not take or permit any act, or omit to take any act, that would: (a) cause a Borrower to breach any of the Obligations; (b) intentionally impair the ability of a Borrower to perform any of the Obligations; or (c) cause an Event of Default under the Loan Agreement.

4.2 Reporting Requirements. To the extent not disclosed by MDwerks in reports required to be filed with the Commission pursuant to the Exchange Act, Guarantor shall furnish, or cause to be furnished, to Lender such information respecting the business, assets and financial condition of Guarantor as Lender may reasonably request in writing.

ARTICLE V
MISCELLANEOUS

5.1 Expenses and Attorneys’ Fees. Guarantor shall pay all reasonable fees and expenses incurred by Lender, including the reasonable, documented fees of counsel, in connection with the protection or enforcement of its rights under this Guaranty, including without limitation the protection and enforcement of such rights in any bankruptcy, reorganization or insolvency proceeding involving a Borrower or Guarantor, both before and after judgment.

5.2 Revocation. This is a continuing guaranty and shall remain in full force and effect until Lender receives written notice of revocation signed by Guarantor. Upon revocation by written notice, this Guaranty shall continue in full force and effect as to all Obligations contracted for or incurred before revocation, and as to them Lender shall have the rights provided by this Guaranty as if no revocation had occurred. Any renewal, extension, or increase in the interest rate(s) of any such Obligation, whether made before or after revocation, shall constitute an Obligation contracted for or incurred before revocation. Obligations contracted for or incurred before revocation shall also include credit extended after revocation pursuant to commitments made before revocation.

5.3 Assignability; Successors. Guarantor’s rights and liabilities under this Guaranty are not assignable or delegable, in whole or in part, without the prior written consent of Lender. The provisions of this Guaranty shall be binding upon Guarantor, its successors and permitted assigns and shall inure to the benefit of Lender, its successors and assigns.

5.4 Survival; Termination. All agreements, representations and warranties made herein or in any document delivered pursuant to this Guaranty shall survive the execution and delivery of this Guaranty and the delivery of any such document. This Guaranty automatically shall terminate upon the satisfaction of the Obligations, whether by a Borrower, Guarantor or any other Person, and thereafter Guarantor shall have no further liability or obligations hereunder. Upon the termination of this Guaranty, Lender shall execute and deliver to Guarantor an acknowledgment of the termination of this Guaranty and a release of Guarantor from all claims of any nature arising under this Guaranty.

5.5 Governing Law. This Guaranty and the documents issued pursuant to this Guaranty shall be governed by, and construed and interpreted in accordance with, the Laws of the State of New York applicable to contracts made and wholly performed within such state.

5.6 Execution; Headings. This Guaranty may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile signature page were an original thereof. The article and section headings in this Guaranty are inserted for convenience of reference only and shall not constitute a part hereof.

5.7 Notices. All notices, requests and demands to or upon Lender or Guarantor (to be delivered care of Borrowers) shall be delivered in the manner set forth in Section 12.6 of the Loan Agreement.

5.8 Amendment. No amendment of this Guaranty shall be effective unless in writing and signed by Guarantor and Lender.

5.9 Severability. Any provision of this Guaranty that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Guaranty in such jurisdiction or affecting the validity or enforceability of any provision in any other jurisdiction.

5.10 Taxes. If any transfer or documentary taxes, assessments or charges levied by any governmental authority shall be payable by reason of the execution, delivery or recording of this Guaranty, Guarantor shall pay all such taxes, assessments and charges, including interest and penalties, and hereby indemnifies Lender against any liability therefor.

5.11 WAIVER OF RIGHT TO JURY TRIAL. EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF ANY CONTROVERSY THAT MAY ARISE UNDER THIS GUARANTY.

5.12  SUBMISSION TO JURISDICTION; SERVICE OF PROCESS.

(a) EACH OF THE PARTIES TO THIS GUARANTY HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS LOCATED THE STATE AND COUNTY OF NEW YORK FOR PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS GUARANTY. EACH OF THE PARTIES TO THIS GUARANTY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION THAT SUCH PARTY MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN ANY SUCH COURTS AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN ANY SUCH COURTS HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

(b) EACH OF THE PARTIES TO THIS GUARANTY HEREBY CONSENTS TO SERVICE OF PROCESS BY NOTICE IN THE MANNER SPECIFIED IN SECTION 12.6 OF THE LOAN AGREEMENT AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION SUCH PARTY MAY NOW OR HEREAFTER HAVE TO SERVICE OF PROCESS IN SUCH MANNER.

[Signature Page Follows]

IN WITNESS WHEREOF the undersigned has executed this Guaranty as of the day and year first above written.

MDWERKS GLOBAL HOLDINGS, INC.
By:	/s/ Howard B. Katz
	Name:	Howard B. Katz
	Title:	Chief Executive Officer

ACCEPTANCE BY LENDER

This Guaranty Agreement is accepted by Debt Opportunity Fund, LLLP.

DEBT OPPORTUNITY FUND, LLLP,
a Florida limited liability limited partnership

By:	Total Capital Management, LLC,
a Florida limited liability company,
as its General Partner

By:	/s/ Sean Lyons
Name: Sean Lyons
Title: Manager